SECURITIES AND EXCHANGE COMMISSION

                      Washington, DC  20549



                            FORM 8-K



                         CURRENT REPORT



                 Pursuant to Section 13 or 15(d)
                             of the
                 Securities Exchange Act of 1934



                        January 31, 1996
                        ----------------
        Date of Report (Date of earliest event reported)



                   DELAWARE OTSEGO CORPORATION
                   ---------------------------
     (Exact name of Registrant as specified in its charter)



       New York               0-12985          16-0913491
----------------------      ------------     --------------
(State or other juris-      (Commission      (IRS Employer
diction of incorpora-       file number)     identification
tion                                         number)



         1 Railroad Avenue, Cooperstown, New York  13326
      -----------------------------------------------------
      (Address of principal executive offices)   (zip code)



                          607-547-2555
                          ------------
      (Registrant's telephone number, including area code)

ITEM 2.  Acquisition or Disposition of Assets:
----------------------------------------------
     On January 31, 1996, Delaware Otsego Corporation (the "Registrant") acquired 400 shares of common stock of The Toledo, Peoria and Western Railroad Corporation ("TP&W Railroad") for consideration totalling $2.25 million, including 25,000 shares of the Registrant's common stock. The shares acquired represent 40% of the outstanding equity of the TP&W Railroad.

     The non-stock portion of the consideration for the acquisition was funded through a $1 million loan and the private placement of 100,000 shares of the Registrant's common stock.


ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits:
----------------------------------------------------------------------------

     (a) Financial Statements of Business Acquired.

         As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the financial statements required by Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after February 14, 1996.


     (b) Pro Forma Financial Information.

         As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the pro forma financial statements required by Item 7(b). In accordance with Item 7(b)(2) of Form 8-K, such pro forma financial statements shall be filed by amendment to this Form 8-K no later than 60 days after February 14, 1996.


     (c) Exhibits.

         None.

                                   SIGNATURES
                                   ----------
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          DELAWARE OTSEGO CORPORATION


Dated: February 14, 1996                  WALTER G. RICH
                                          ---------------------------
                                          Walter G. Rich
                                          President & Chief Executive Officer